UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       January 24, 2005 (January 21, 2005)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                    1-11151               76-0364866
 -------------------------------   ----------------       ----------------
 (State or other jurisdiction of   (Commission File       (I.R.S. Employer
  incorporation or organization)       Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas         77042
--------------------------------------------------------------      -----------
       (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 21, 2005, U.S. Physical Therapy, Inc. (the "Company") announced the promotion of Glenn Mc Dowell to Chief Operating Officer. The promotion is effective January 24, 2005. The press release is attached hereto as Exhibit 99.1.

Biographical information for Mr. McDowell regarding his age, business experience and related qualification is set forth below.

Biography

Glenn McDowell, 47, has served as Vice President of Operations of the Company overseeing the west region since joining in October 2003. From 1996 to 2003, Mr. McDowell was employed by HealthSouth Corporation, a provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services. His most recent position with HealthSouth Corporation was Vice President of Operations - West Ambulatory Division where he oversaw the operations of more than 165 outpatient rehabilitation and other facilities. Mr. McDowell holds a Masters degree in Orthopedic Manual Therapy from the State of Utah, a Bachelor of Science in Physical Therapy from SUNY at Stony Brook and a Bachelor of Arts in Science and History from Lycoming College.


Item 9.01  Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits

Exhibits           Description of Exhibits
--------           -----------------------

99.1               Press Release

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S. PHYSICAL THERAPY, INC.


Dated: January 24, 2005                  By: /s/ LAWRANCE W. MCAFEE
                                             ----------------------
                                                 Lawrance W. McAfee
                                                 Chief Financial Officer
                                         (duly authorized officer and principal
                                           financial and accounting officer)

                                INDEX TO EXHIBITS


EXHIBIT        DESCRIPTION OF EXHIBIT
-------        ----------------------

99.1           Press Release dated January 21, 2005.*

* Furnished herewith